August 1, 2005

Colonial Savings, F.A.
2626 West Freeway
Fort Worth, Texas 76702
Attention: F. Allen Maulsby


         Reference is made to that certain Correspondent Servicing Agreement, dated as of June 26, 2002 (the "Servicing Agreement") annexed as Exhibit C, among Colonial Savings, F.A. (the "Servicer"), Lehman Brothers Bank, FSB (the "Bank") and Aurora Loan Services Inc. (the "Master Servicer"). This notice constitutes a "Transfer Notice" as contemplated by Section 7.01 of the Servicing Agreement. Capitalized terms used herein without definition and defined in the Servicing Agreement are used herein as defined therein. Reference is also made to that certain Assignment and Assumption Agreement, dated as of August 1, 2005 (the "Assignment") annexed as Exhibit A, by and between the Bank and Lehman Brothers Holdings Inc. (the "Owner") pursuant to which the Owner acquired from the Bank all of the Bank's right, title and interest in and to certain of the Mortgage Loans currently serviced under the Servicing Agreement and assumed for the benefit of the Servicer and the Bank the rights and obligations of the Bank as owner of such Mortgage Loans pursuant to the Servicing Agreement. Exhibits D-1 and D-2 hereto shall supercede Exhibits C-1 and C-2 to the Servicing Agreement.

         The Servicer is hereby notified that the Owner has effected a Reconstitution with respect to the mortgage loans listed on the attached schedule (the "Mortgage Loans"). The Servicer is hereby advised of the following with respect to such Reconstitution and the related Mortgage Loans:

         EFFECTIVE DATE OF RECONSTITUTION: August 1, 2005

         CUT-OFF DATE: August 1, 2005

         NEW OWNER: HSBC Bank USA, National Association, as trustee for the Structured Asset Securities Corporation, Series 2005-18
         Certificateholders

         MASTER SERVICER: Aurora Loan Services LLC

         The Servicer is also hereby advised that a REMIC election has been made with respect to the Mortgage Loans subject to the Reconstitution.

         By countersigning this notice and returning it to the Master Servicer named above, the Servicer hereby acknowledges and agrees that, from and after the Effective Date, the Servicer shall service the Mortgage Loans in accordance with the terms of the Servicing Agreement for the benefit of the New Owner named above, as the Owner of the Mortgage Loans. From and after the Effective Date, the New Owner named above shall have the same rights under the Servicing Agreement as the Initial Owner named therein with respect to the Mortgage Loans.

         In addition to the terms and conditions set forth in the Servicing Agreement, the Servicer hereby acknowledges and agrees that on or before the last day of February of each year, beginning with February 28, 2006, the Servicer, at its own expense, will deliver to the Owner and the Master Servicer a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

         For so long as a certificate under the Sarbanes-Oxley Act of 2002, as amended, ("Sarbanes-Oxley") is required to be given on behalf of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-18 (the "Trust Fund,") no later than March 15th of each year (or if not a Business Day, the immediately preceding Business Day), or at any other time that the Master Servicer, Structured Asset Securities Corporation (the "Depositor"), Wells Fargo Bank, National Association (the "Securities Administrator") or HSBC Bank USA, National Association (the "Trustee") provides a certification pursuant to Sarbanes-Oxley and upon thirty (30) days written request of such parties, an officer of the Servicer shall execute and deliver an Officer's Certificate to the Master Servicer, the Trustee and the Depositor for the benefit of the Trust Fund and the Master Servicer, the Trustee and the Depositor and their officers, directors and affiliates, in the form of Exhibit B hereto.



                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

                     LEHMAN BROTHERS HOLDINGS INC., as Owner


                                  By:________________________________________
                                  Name:  Ellen Kiernan
                                  Title: Authorized Signatory

Acknowledged by:

COLONIAL SAVINGS, F.A.,
 as Servicer


By:_______________________________
Name:  Cary Adams
Title: Senior Vice President

                                    EXHIBIT A

                              Assignment Agreement

                             [Intentionally Omitted]

                                    EXHIBIT B


Structured Asset Securities Corporation
745 Seventh Avenue, 7th Floor
New York, New York  10019

Aurora Loan Services LLC
327 Inverness Drive South
Englewood, CO  80112
Mail Stop Code - 3195


Re: Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through
    Certificates, Series 2005-18
    --------------------------------------------------------------------


Reference is made to the Transfer Notice, dated as of August 1, 2005 (the "Notice"), by and among Lehman Brothers Holdings Inc., as owner and Colonial Savings, F.A., as servicer (the "Servicer"). I, [identify the certifying individual], a [title] of the Servicer, hereby certify to HSBC Bank USA, National Association, as trustee (the "Trustee"), Aurora Loan Services LLC, as master servicer (the "Master Servicer") and Structured Asset Securities Corporation, as depositor (the "Depositor"), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the information required to be delivered to the Master Servicer pursuant to the Servicing Agreement (the "Servicing Information");

2. Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

3. Based on my knowledge, the Servicing Information has been provided to the Master Servicer when and as required under the Servicing Agreement;

4. I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement, and based upon the review required thereunder, and except as disclosed in writing to you on or prior to the date of this certification ( a copy of which disclosure is attached hereto), the Servicer has, as of the date of this certification, fulfilled its obligations under this Servicing Agreement; and

5. I have disclosed to the accountants conducting the annual review required under Section 6.05 of the Servicing Agreement all significant deficiencies relating to the Servicer's compliance with the Servicing Agreement.

                                         COLONIAL SAVINGS, F.A.

                                         Name:  ____________________________
                                         Title: ____________________________
                                         Date:  ____________________________

                                    EXHIBIT C

                               Servicing Agreement

                                See Exhibit 99.4

                                   EXHIBIT D-1

                        FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME                 DESCRIPTION                                                           FORMAT
----------                 -----------                                                           ------
INVNUM                     INVESTOR LOAN NUMBER                                                  Number no decimals
SERVNUM                    SERVICER LOAN NUMBER, REQUIRED                                        Number no decimals
BEGSCHEDBAL                BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                           Number two decimals
                           BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,
                           REQUIRED
SCHEDPRIN                  SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED                    Number two decimals
                           ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                           REQUIRED, .00 IF NO COLLECTIONS
CURT1                      CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT1DATE                  CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT1ADJ                   CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
CURT2                      CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT2DATE                  CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT2ADJ                   CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
LIQPRIN                    PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE                  Number two decimals
OTHPRIN                    OTHER PRINCIPAL, .00 IF NOT APPLICABLE                                Number two decimals
PRINREMIT                  TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE              Number two decimals
INTREMIT                   NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                          Number two decimals
                           .00 IF NOT APPLICABLE
TOTREMIT                   TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                        Number two decimals
ENDSCHEDBAL                ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED                      Number two decimals
                           ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL                  ENDING TRIAL BALANCE                                                  Number two decimals
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE                 ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                     DD-MMM-YY
ACTCODE                    60 IF PAIDOFF, BLANK IF NOT APPLICABLE                                Number no decimals
ACTDATE                    ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
INTRATE                    INTEREST RATE, REQUIRED                                               Number seven decimals
                                                                                                 Example .0700000 for 7.00%
SFRATE                     SERVICE FEE RATE, REQUIRED                                            Number seven decimals
                                                                                                 Example .0025000 for .25%
PTRATE                     PASS THRU RATE, REQUIRED                                              Number seven decimals
                                                                                                 Example .0675000 for 6.75%
PIPMT                      P&I CONSTANT, REQUIRED                                                Number two decimals
                           .00 IF PAIDOFF

                                     D-1-1

                                   EXHIBIT D-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

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DATA FIELD        FORMAT                                                                DATA DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
% of MI coverage  NUMBER(6,5)                                                           The percent of coverage provided by the PMI
                                                                                        company in the event of loss on a defaulted
                                                                                        loan.
------------------------------------------------------------------------------------------------------------------------------------
Actual MI claim   DATE(MM/DD/YYYY)                                                      Actual date that the claim was submitted to
filed date                                                                              the PMI company.
------------------------------------------------------------------------------------------------------------------------------------
Actual bankruptcy DATE(MM/DD/YYYY)                                                      Actual date that the bankruptcy petition is
start date                                                                              filed with the court.
------------------------------------------------------------------------------------------------------------------------------------
Actual MI claim   NUMBER(15,2)                                                          The amount of the claim that was filed by
amount filed                                                                            the servicer with the PMI company.
------------------------------------------------------------------------------------------------------------------------------------
Actual discharge  DATE(MM/DD/YYYY)                                                      Actual date that the Discharge Order is
date                                                                                    entered in the bankruptcy docket.
------------------------------------------------------------------------------------------------------------------------------------
Actual due date   DATE(MM/DD/YYYY)                                                      Actual due date of the next outstanding
                                                                                        payment amount due from the mortgagor.
------------------------------------------------------------------------------------------------------------------------------------
Actual eviction   DATE(MM/DD/YYYY)                                                      Actual date that the eviction proceedings
complete date                                                                           are completed by local counsel.
------------------------------------------------------------------------------------------------------------------------------------
Actual eviction   DATE(MM/DD/YYYY)                                                      Actual date that the eviction proceedings
start date                                                                              are commenced by local counsel.
------------------------------------------------------------------------------------------------------------------------------------
Actual first      DATE(MM/DD/YYYY)                                                      Actual date that foreclosure counsel filed
legal date                                                                              the first legal action as defined by state
                                                                                        statute.
------------------------------------------------------------------------------------------------------------------------------------
Actual redemption DATE(MM/DD/YYYY)                                                      Actual date that the foreclosure redemption
end date                                                                                period expires.
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy        VARCHAR2(2) 7=Chapter 7 filed  11=Chapter 11 filed                    Chapter of bankruptcy filed.
chapter                      12=Chapter 12 filed 13=Chapter 13 filed
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy flag   VARCHAR2(2) Y=Active Bankruptcy  N=No Active Bankruptcy               Servicer defined indicator that identifies
                                                                                        that the property is an asset in an active
                                                                                        bankruptcy case.
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy Case   VARCHAR2(15)                                                          The court assigned case number of the
Number                                                                                  bankruptcy filed by a party with interest in
                                                                                        the property.
------------------------------------------------------------------------------------------------------------------------------------

                                      D-2-1

------------------------------------------------------------------------------------------------------------------------------------
MI claim amount   NUMBER(15,2)                                                          The amount paid to the servicer by the PMI
paid                                                                                    company as a result of submitting an MI
                                                                                        claim.
------------------------------------------------------------------------------------------------------------------------------------
MI claim funds    DATE(MM/DD/YYYY)                                                      Actual date that funds were received from
received date                                                                           the PMI company as a result of transmitting
                                                                                        an MI claim.
------------------------------------------------------------------------------------------------------------------------------------
Current loan      NUMBER(10,2)                                                          Current unpaid principal balance of the loan
amount                                                                                  as of the date of reporting to Aurora Master
                                                                                        Servicing.
------------------------------------------------------------------------------------------------------------------------------------
Date FC sale      DATE(MM/DD/YYYY)                                                      Date that the foreclosure sale is scheduled
scheduled                                                                               to be held.
------------------------------------------------------------------------------------------------------------------------------------
Date relief/      DATE(MM/DD/YYYY)                                                      Actual date that the dismissal or relief
dismissal granted                                                                       from stay order is entered by the bankruptcy
                                                                                        court.
------------------------------------------------------------------------------------------------------------------------------------
Date REO offer    DATE(MM/DD/YYYY)                                                      Actual date of acceptance of an REO offer.
accepted
------------------------------------------------------------------------------------------------------------------------------------
Date REO offer    DATE(MM/DD/YYYY)                                                      Actual date of receipt of an REO offer.
received
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value NUMBER(10,2)                                                          Value obtained typically from a BPO prior to
                                                                                        foreclosure referral not related to loss
                                                                                        mitigation activity.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value VARCHAR2(15) BPO=Broker's Price Opinion  Appraisal=Appraisal          Name of vendor or management company that
source                                                                                  provided the delinquency valuation amount.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value DATE(MM/DD/YYYY)                                                      Date that the delinquency valuation amount
date                                                                                    was completed by vendor or property
                                                                                        management company.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency flag  VARCHAR2(2) Y=90+ delinq. Not in FC, Bky or Loss mit                  Servicer defined indicator that identifies
                              N=Less than 90 days delinquent                            that the loan is delinquent but is not
                                                                                        involved in loss mitigation, foreclosure,
                                                                                        bankruptcy or REO.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure flag  VARCHAR2(2) Y=Active foreclosure   N=No active foreclosure            Servicer defined indicator that identifies
                                                                                        that the loan is involved in foreclosure
                                                                                        proceedings.
------------------------------------------------------------------------------------------------------------------------------------
Corporate expense NUMBER(10,2)                                                          Total of all cumulative expenses advanced by
balance                                                                                 the servicer for non-escrow expenses such as
                                                                                        but not limited to: FC fees and costs,
                                                                                        bankruptcy fees and costs, property
                                                                                        preservation and property inspections.
------------------------------------------------------------------------------------------------------------------------------------

                                      D-2-2

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Foreclosure       DATE(MM/DD/YYYY)                                                      Actual date that the loan was referred to
attorney referral                                                                       local counsel to begin foreclosure
date                                                                                    proceedings.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure       NUMBER(15,2)                                                          Value obtained during the foreclosure
valuation amount                                                                        process. Usually as a result of a BPO and
                                                                                        typically used to calculate the bid.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure       DATE(MM/DD/YYYY)                                                      Date that foreclosure valuation amount was
valuation date                                                                          completed by vendor or property management
                                                                                        company.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure       VARCHAR2(80) BPO=Broker's Price Opinion   Appraisal=Appraisal         Name of vendor or management company that
valuation source                                                                        provided the foreclosure valuation amount.
------------------------------------------------------------------------------------------------------------------------------------
FHA 27011A        DATE(MM/DD/YYYY)                                                      Actual date that the FHA 27011A claim was
transmitted date                                                                        submitted to HUD.
------------------------------------------------------------------------------------------------------------------------------------
FHA 27011 B       DATE(MM/DD/YYYY)                                                      Actual date that the FHA 27011B claim was
transmitted date                                                                        submitted to HUD.
------------------------------------------------------------------------------------------------------------------------------------
VA LGC/ FHA Case  VARCHAR2(15)                                                          Number that is assigned individually to the
number                                                                                  loan by either HUD or VA at the time of
                                                                                        origination.  The number is located on the
                                                                                        Loan Guarantee Certificate (LGC) or the
                                                                                        Mortgage Insurance Certificate (MIC).
------------------------------------------------------------------------------------------------------------------------------------
FHA Part A funds  DATE(MM/DD/YYYY)                                                      Actual date that funds were received from
received date                                                                           HUD as a result of transmitting the 27011A
                                                                                        claim.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure       DATE(MM/DD/YYYY)                                                      Actual date that the foreclosure sale was
actual sale date                                                                        held.
------------------------------------------------------------------------------------------------------------------------------------
Servicer loan     VARCHAR2(15)                                                          Individual number that uniquely identifies
number                                                                                  loan as defined by servicer.
------------------------------------------------------------------------------------------------------------------------------------
Loan type         VARCHAR2(2) 1=FHA Residential       2=VA Residential                  Type of loan being serviced generally
                              3=Conventional w/o PMI  4=Commercial                      defined by the existence of certain types of
                              5=FHA Project           6=Conventional w/PMI              insurance. (ie: FHA, VA, conventional
                              7=HUD 235/265           8=Daily Simple Interest Loan      insured, conventional uninsured, SBA, etc.)
                              9=Farm Loan             U=Unknown
                              S=Sub prime
------------------------------------------------------------------------------------------------------------------------------------
Loss mit approval DATE(MM/DD/YYYY)                                                      The date determined that the servicer and
date                                                                                    mortgagor agree to pursue a defined loss
                                                                                        mitigation alternative.
------------------------------------------------------------------------------------------------------------------------------------

                                      D-2-3

------------------------------------------------------------------------------------------------------------------------------------
Loss mit flag     VARCHAR2(2) Y=Active loss mitigation  N=No active loss mitigation     Servicer defined indicator that identifies
                                                                                        that the loan is involved in completing a
                                                                                        loss mitigation alternative.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit removal  DATE(MM/DD/YYYY)                                                      The date that the mortgagor is denied loss
date                                                                                    mitigation alternatives or the date that the
                                                                                        loss mitigation alternative is completed
                                                                                        resulting in a current or liquidated loan.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit type     VARCHAR2(2)  L=Loss Mitigation                 LT=Litigation pending  The defined loss mitigation alternative
                               NP=Pending non-performing sale    CH=Charge off          identified on the loss mit approval date.
                               DI=Deed in lieu                   FB=Forbearance plan
                               MO=Modification                   PC=Partial claim
                               SH=Short sale                     VA=VA refunding
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value    NUMBER(10,2)                                                          Value obtained typically from a BPO prior to
                                                                                        foreclosure sale intended to aid in the
                                                                                        completion of loss mitigation activity.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value    DATE(MM/DD/YYYY)                                                      Name of vendor or management company that
date                                                                                    provided the loss mitigation valuation
                                                                                        amount.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value    VARCHAR2(15)  BPO=Broker's Price Opinion  Appraisal=Appraisal         Date that the loss mitigation valuation
source                                                                                  amount was completed by vendor or property
                                                                                        management company.
------------------------------------------------------------------------------------------------------------------------------------
MI certificate    VARCHAR2(15)                                                          A number that is assigned individually to
number                                                                                  the loan by the PMI company at the time of
                                                                                        origination. Similar to the VA LGC/FHA Case
                                                                                        Number in purpose.
------------------------------------------------------------------------------------------------------------------------------------
LPMI Cost         NUMBER(7,7)                                                           The current premium paid to the PMI company
                                                                                        for Lender Paid Mortgage Insurance.
------------------------------------------------------------------------------------------------------------------------------------
Occupancy status  VARCHAR2(1)   O=Owner occupied    T=Tenant occupied                   The most recent status of the property
                                U=Unknown           V=Vacant                            regarding who if anyone is occupying the
                                                                                        property.  Typically a result of a routine
                                                                                        property inspection.
------------------------------------------------------------------------------------------------------------------------------------
First Vacancy     DATE(MM/DD/YYYY)                                                      The date that the most recent occupancy
date/Occupancy                                                                          status was determined. Typically the date
status date                                                                             of the most recent property inspection.
------------------------------------------------------------------------------------------------------------------------------------
Original loan     NUMBER(10,2)                                                          Amount of the contractual obligations (ie:
amount                                                                                  note and mortgage/deed of trust).
------------------------------------------------------------------------------------------------------------------------------------

                                      D-2-4

------------------------------------------------------------------------------------------------------------------------------------
Original value    NUMBER(10,2)                                                          Appraised value of property as of
amount                                                                                  origination typically determined through the
                                                                                        appraisal process.
------------------------------------------------------------------------------------------------------------------------------------
Origination date  DATE(MM/DD/YYYY)                                                      Date that the contractual obligations (ie:
                                                                                        note and mortgage/deed of trust) of the
                                                                                        mortgagor was executed.
------------------------------------------------------------------------------------------------------------------------------------
FHA Part B funds  DATE(MM/DD/YYYY)                                                      Actual date that funds were received from
received date                                                                           HUD as a result of transmitting the 27011B
                                                                                        claim.
------------------------------------------------------------------------------------------------------------------------------------
Post petition due DATE(MM/DD/YYYY)                                                      The post petition due date of a loan
date                                                                                    involved in a chapter 13 bankruptcy.
------------------------------------------------------------------------------------------------------------------------------------
Property          VARCHAR2(2) 1=Excellent           2=Good                              Physical condition of the property as most
condition                     3=Average             4=Fair                              recently reported to the servicer by vendor
                              5=Poor                6=Very poor                         or property management company.

------------------------------------------------------------------------------------------------------------------------------------
Property type     VARCHAR2(2)       1=Single family          2=Town house               Type of property secured by mortgage such
                  3=Condo           4=Multifamily            5=Other                    as: single family, 2-4 unit, etc.
                  6=Prefabricated   B=Commercial             C=Land only
                  7=Mobile home     U=Unknown                D=Farm
                  A=Church          P=PUD                    R=Row house
                  O=Co-op           M=Manufactured housing   24=2-4 family
                  CT=Condotel       MU=Mixed use
------------------------------------------------------------------------------------------------------------------------------------
Reason for        VARCHAR2(3) 001=Death of principal mtgr 02=Illness of principal mtgr  Cause of delinquency as identified by
default               003=Illness of mtgr's family member                               mortgagor.
                      004=Death of mtgr's family member   005=Marital difficulties
                      006=Curtailment of income           007=Excessive obligations
                      008=Abandonment of property         009=Distant employee transfer
                      011=Property problem                012=Inability to sell property
                      013=Inability to rent property      014=Military service
                      015=Other                           016=Unemployment
                      017=Business failure                019=Casualty loss
                      022=Energy-Environment costs        023=Servicing problems
                      026=Payment adjustment              027=Payment dispute
                      029=Transfer ownership pending      030=Fraud
                      031=Unable to contact borrower      INC=Incarceration
------------------------------------------------------------------------------------------------------------------------------------
REO repaired      NUMBER(10,2)                                                          The projected value of the property that is
value                                                                                   adjusted from the "as is" value assuming
                                                                                        necessary repairs have been made to the
                                                                                        property as determined by the
                                                                                        vendor/property management company.
------------------------------------------------------------------------------------------------------------------------------------

                                      D-2-5

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REO list price    NUMBER(15,2)                                                          The most recent listing/pricing amount as
adjustment amount                                                                       updated by the servicer for REO properties.
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REO list price    DATE(MM/DD/YYYY)                                                      The most recent date that the servicer
adjustment date                                                                         advised the agent to make an adjustment to
                                                                                        the REO listing price.
------------------------------------------------------------------------------------------------------------------------------------
REO value (as is) NUMBER(10,2)                                                          The value of the property without making any
                                                                                        repairs as determined by the vendor/property
                                                                                        management company.
------------------------------------------------------------------------------------------------------------------------------------
REO actual        DATE(MM/DD/YYYY)                                                      The actual date that the sale of the REO
closing date                                                                            property closed escrow.
------------------------------------------------------------------------------------------------------------------------------------
REO flag          VARCHAR2(7)     Y=Active REO       N=No active REO                    Servicer defined indicator that identifies
                                                                                        that the property is now Real Estate Owned.
------------------------------------------------------------------------------------------------------------------------------------
REO original      DATE(MM/DD/YYYY)                                                      The initial/first date that the property was
list date                                                                               listed with an agent as an REO.
------------------------------------------------------------------------------------------------------------------------------------
REO original      NUMBER(15,2)                                                          The initial/first price that was used to
list price                                                                              list the property with an agent as an REO.
------------------------------------------------------------------------------------------------------------------------------------
REO net sales     NUMBER(10,2)                                                          The actual REO sales price less closing
proceeds                                                                                costs paid. The net sales proceeds are
                                                                                        identified within the HUD1 settlement
                                                                                        statement.
------------------------------------------------------------------------------------------------------------------------------------
REO sales price   NUMBER(10,2)                                                          Actual sales price agreed upon by both the
                                                                                        purchaser and servicer as documented on the
                                                                                        HUD1 settlement statement.
------------------------------------------------------------------------------------------------------------------------------------
REO scheduled     DATE(MM/DD/YYYY)                                                      The date that the sale of the REO property
close date                                                                              is scheduled to close escrow.
------------------------------------------------------------------------------------------------------------------------------------
REO value date    DATE(MM/DD/YYYY)                                                      Date that the vendor or management company
                                                                                        completed the valuation of the property
                                                                                        resulting in the REO value (as is).
------------------------------------------------------------------------------------------------------------------------------------
REO value source  VARCHAR2(15)   BPO=Broker's Price Opinion     Appraisal=Appraisal     Name of vendor or management company that
                                                                                        provided the REO value (as is).
------------------------------------------------------------------------------------------------------------------------------------
Repay first due   DATE(MM/DD/YYYY)                                                      The due date of the first scheduled payment
date                                                                                    due under a forbearance or repayment plan
                                                                                        agreed to by both the mortgagor and
                                                                                        servicer.
------------------------------------------------------------------------------------------------------------------------------------

                                      D-2-6

------------------------------------------------------------------------------------------------------------------------------------
Repay next due    DATE(MM/DD/YYYY)                                                      The due date of the next outstanding payment
date                                                                                    due under a forbearance or repayment plan
                                                                                        agreed to by both the mortgagor and
                                                                                        servicer.
------------------------------------------------------------------------------------------------------------------------------------
Repay plan        DATE(MM/DD/YYYY)                                                      The servicer defined date upon which the
broken/                                                                                 servicer considers that the plan is no
reinstated/closed                                                                       longer in effect as a result of plan
date                                                                                    completion or mortgagor's failure to remit
                                                                                        payments as scheduled.
------------------------------------------------------------------------------------------------------------------------------------
Repay plan        DATE(MM/DD/YYYY)                                                      The date that both the mortgagor and
created date                                                                            servicer agree to the terms of a forbearance
                                                                                        or repayment plan.
------------------------------------------------------------------------------------------------------------------------------------
SBO loan number   NUMBER(9)                                                             Individual number that uniquely identifies
                                                                                        loan as defined by Aurora Master Servicing.
------------------------------------------------------------------------------------------------------------------------------------
Escrow balance/   NUMBER(10,2)                                                          The positive or negative account balance
advance balance                                                                         that is dedicated to payment of hazard
                                                                                        insurance, property taxes, MI, etc. (escrow
                                                                                        items only)
------------------------------------------------------------------------------------------------------------------------------------
Title approval    DATE(MM/DD/YYYY)                                                      The actual date that the title approval was
letter received                                                                         received as set forth in the HUD title
date                                                                                    approval letter.
------------------------------------------------------------------------------------------------------------------------------------
Title package     DATE(MM/DD/YYYY)                                                      The actual date that the title package was
HUD/VA date                                                                             submitted to either HUD or VA.
------------------------------------------------------------------------------------------------------------------------------------
VA claim funds    DATE(MM/DD/YYYY)                                                      The actual date that funds were received by
received date                                                                           the servicer from the VA for the expense
                                                                                        claim submitted by the servicer.
------------------------------------------------------------------------------------------------------------------------------------
VA claim          DATE(MM/DD/YYYY)                                                      The actual date that the expense claim was
submitted date                                                                          submitted by the servicer to the VA.
------------------------------------------------------------------------------------------------------------------------------------
VA first funds    NUMBER(15,2)                                                          The amount of funds received by the servicer
received amount                                                                         from VA as a result of the specified bid.
------------------------------------------------------------------------------------------------------------------------------------
VA first funds    DATE(MM/DD/YYYY)                                                      The date that the funds from the specified
received date                                                                           bid were received by the servicer from the
                                                                                        VA.
------------------------------------------------------------------------------------------------------------------------------------
VA NOE submitted  DATE(MM/DD/YYYY)                                                      Actual date that the Notice of Election to
date                                                                                    Convey was submitted to the VA.
------------------------------------------------------------------------------------------------------------------------------------
Zip Code          VARCHAR2(5)                                                           US postal zip code that corresponds to
                                                                                        property location.
------------------------------------------------------------------------------------------------------------------------------------

                                      D-2-7

------------------------------------------------------------------------------------------------------------------------------------
FNMA Delinquency  VARCHAR2(3)         09=Forbearance          17=Preforeclosure sale    The code that is electronically reported to
status code       24=Drug seizure     26=Refinance            27=Assumption             FNMA by the servicer that reflects the
                  28=Modification     29=Charge-off           30=Third-party sale       current defaulted status of a loan. (ie: 65,
                  31=Probate          32=Military indulgence  43=Foreclosure            67, 43 or 44)
                  44=Deed-in-lieu     49=Assignment           61=Second lien
                                                                 considerations
                  62=VA no-bid        63=VA Refund            64=VA Buydown
                  65=Ch. 7 bankruptcy 66=Ch. 11 bankruptcy    67=Ch. 13 bankruptcy
------------------------------------------------------------------------------------------------------------------------------------
FNMA delinquency  VARCHAR2(3) 001=Death of principal mtgr 002=Illness of principal mtgr The code that is electronically reported to
reason code       003=Illness of mtgr's family member 004=Death of mtgr's family member FNMA by the servicer that describes the
                  005=Marital difficulties            006=Curtailment of income         circumstance that appears to be the primary
                  007=Excessive obligations           008=Abandonment of property       contributing factor to the delinquency.
                  009=Distant employee transfer       011=Property problem
                  012=Inability to sell property      013=Inability to rent property
                  014=Military service                015=Other
                  016=Unemployment                    017=Business failure
                  019=Casualty loss                   022=Energy-Environment costs
                  023=Servicing problems              026=Payment adjustment
                  027=Payment dispute                 029=Transfer ownership pending
                  030=Fraud                           031=Unable to contact  borrower
                  INC=Incarceration
------------------------------------------------------------------------------------------------------------------------------------
Suspense balance  NUMBER(10,2)                                                          Money submitted to the servicer, credited to
                                                                                        the mortgagor's account but not allocated to
                                                                                        principal, interest, escrow, etc.
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Restricted escrow NUMBER(10,2)                                                          Money held in escrow by the mortgage company
balance                                                                                 through completion of repairs to property.
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Investor number   NUMBER (10,2)                                                         Unique number assigned to a group of loans
                                                                                        in the servicing system.
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                                     D-2-8